UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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BUCYRUS INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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BUCYRUS 1100 Milwaukee Avenue P. O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000

15 de noviembre, 2010

Estimados y apreciados empleados:

Hoy día anunciamos que Bucyrus ha suscrito un acuerdo para ser adquirida por Caterpillar, el fabricante líder a nivel mundial en construcción y equipos mineros, así como motores diésel y a gas natural, y turbinas a gas industrial. Se adjunta una copia del comunicado de prensa que emitimos esta mañana.

Si bien reconozco que esta noticia puede tomar de sorpresa a algunos de ustedes, creo firmemente que esta transacción representa una oportunidad única para Bucyrus, para nuestros accionistas, clientes y para ustedes, nuestros empleados. No cabe duda que durante los últimos años hemos hecho crecer exitosamente a Bucyrus y convertirlo en un verdadero líder en el campo de la industria de maquinaria para la minería a nivel mundial. Además de contar con la oferta más amplia en equipos para la minería de superficie y subterránea, nos enorgullecemos también de ser líderes a nivel tecnológico, así como poder contar con una fuerte y diversificada red de clientes. Es precisamente esta plataforma única la que atrajo el interés de una compañía de primera clase a nivel global como Caterpillar: ellos reconocieron nuestras fortalezas y se han comprometido a edificar sobre Bucyrus como la principal plataforma de la Compañía para el crecimiento futuro en la industria de equipos mineros a nivel mundial.

Para este fin, Caterpillar pretende establecer sus oficinas mundiales principales para la minería en Milwaukee y mantener la marca Bucyrus para los principales productos que nos legue Bucyrus, así como para mejorar la infraestructura de distribución. Caterpillar reconoce claramente la sólida base que hemos creado, lo cual es en gran medida resultado de vuestro duro trabajo y dedicación. Esta adquisición es un testimonio del inmenso valor que este equipo de trabajo ha creado y de la fortaleza de nuestra marca en el mercado.

Estoy seguro de que hemos encontrado un excelente socio en Caterpillar. Caterpillar tiene una historia de 85 años y comparten en una importante medida nuestro compromiso de entregar productos innovadores y un servicio excepcional a los clientes, creando de esta forma un medio de trabajo seguro y de cooperación para los empleados, minimizando el impacto en el medio ambiente y proporcionando un sólido rendimiento financiero. A través de esta adquisición seremos parte de una organización dinámica, lo cual significará importantes oportunidades para los empleados de Bucyrus en el futuro. Sin lugar a dudas, Caterpillar reconoce que Bucyrus posee una base de empleados increíblemente talentosa, lo cual ha sido decisivo para el éxito de la Compañía.

La noticia de hoy es solo el primer paso de este proceso, ya que necesitamos obtener la aprobación regulatoria y la de nuestros accionistas. En este momento continuaremos operando como entidades independientes y para nosotros esto significa continuar con nuestros negocios de la manera habitual. Es importante que todos continuemos conectados y comprometidos, siendo nuestra prioridad número uno continuar satisfaciendo las necesidades de nuestros clientes. Continuemos entregándoles a ellos los mismos productos líderes en la industria y los altos niveles de servicio que ellos esperan de nosotros.

Sé que muchos de ustedes tendrán preguntas en los días y semanas venideras y si bien en este momento es posible que no pueda contestar a todas ellas a cabalidad, sí nos comprometemos a mantenerlos informados a medida que avance el proceso. Además tanto hoy como en los días venideros sostendremos reuniones con el municipio y pequeños grupos de empleados para intentar tratar algunas de sus preguntas.

Como siempre gracias por su arduo trabajo y compromiso con Bucyrus.

Atentamente.

Timothy W. Sullivan

Presidente & CEO

BUCYRUS 1100 Milwaukee Avenue · P.O. Box 500 South Milwaukee, Wisconsin 53172-0500, USA (+1) 414.768.4000

Additional Information Relating to Bucyrus and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Bucyrus by Caterpillar. In connection with the proposed merger, Bucyrus intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A, which will be mailed to stockholders of Bucyrus.

Bucyrus stockholders are urged to read all relevant documents filed with the SEC, including the proxy statement, because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement (when available), as well as other filed documents, without charge, at the SEC’s website (http://www.sec.gov). Free copies of Bucyrus’s filings may be obtained by directing a request to Bucyrus’s Investor Relations by telephone to (414)768-4000, in writing to Bucyrus, Attention: Investor Relations, 1100 Milwaukee Avenue, South Milwaukee, WI 53172, by email to amalingowski@bucyrus.com or at Bucyrus’s website (http://www.bucyrus.com).

Bucyrus and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of Bucyrus with respect to the proposed transaction. More detailed information regarding the identity of the potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transaction. Information regarding Bucyrus’s directors and executive officers is also available in Bucyrus’s definitive proxy statement for its 2010 Annual Meeting of Stockholders filed with the SEC on March 12, 2010. These documents are available free of charge at the SEC’s web site at http://www.sec.gov and from Investor Relations at Bucyrus.

Caution Concerning Forward-Looking Statements Relating to Bucyrus

Statements in this communication that relate to Bucyrus’s future plans, objectives, expectations, performance, events and the like may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events, risks and uncertainties, individually or in the aggregate, could cause our actual results to differ materially from those expressed or implied in these forward-looking statements. These forward-looking statements may be identified by the use of predictive, future tense or forward-looking terminology, such as “believes,” “anticipates,” “expects,” “estimates,” “intends,” “may,” “will” or similar terms. The material factors and assumptions that could cause actual results to differ materially from current expectations include, without limitation, the following: (1) the inability to close the merger in a timely manner; (2) the inability to complete the merger due to the failure to obtain stockholder approval and adoption of the merger agreement and approval of the merger or the failure to satisfy other conditions to completion of the merger, including required regulatory approvals; (3) the failure of the transaction to close for any other reason; (4) the effect of the announcement of the transaction on Bucyrus’s business relationships, operating results and business generally; (5) the possibility that the anticipated synergies and cost savings of the merger will not be realized, or will not be realized within the expected time period; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business concerns; (8) general competitive, economic, political and market conditions and fluctuations; (9) actions taken or conditions imposed by the governmental or regulatory authorities; (10) adverse outcomes of pending or threatened litigation or government investigations; (11) the impact of competition in the industries and in the specific markets in which Bucyrus operates; and (12) other factors that may affect future results of the combined company described in the section entitled “Risk Factors” in the proxy statement to be mailed to Bucyrus’s stockholders Bucyrus’s filings with the SEC that are available on the SEC’s web site located at http://www.sec.gov, including the section entitled “Risk Factors” in Bucyrus’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009. Readers are strongly urged to read the full cautionary statements contained in those materials. All forward-looking statements attributable to Bucyrus are expressly qualified in their entirety by the foregoing cautionary statements. We assume no obligation to update any forward-looking statements to reflect events that occur or circumstances that exist after the date on which they were made.